UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 6, 2009
(Date of earliest event reported)
FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 001-33662	26-1336998 (I.R.S. Employer Identification No.)
6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)
(512) 433-5200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On May 6, 2009, the Company issued a press release announcing the Company’s earnings for the quarter ended March 31, 2009. A copy of the press release is furnished as exhibit 99.1 of this report.
Item 7.01. Regulation FD Disclosure.
     On May 6, 2009, James M. DeCosmo, Chief Executive Officer of Forestar Group Inc., participated in a conference call discussing the Company’s earnings for the quarter ended March 31, 2009. Copies of the presentation materials used by Mr. DeCosmo are furnished as exhibit 99.2 of this report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release issued by the Company on May 6, 2009, announcing the Company’s earnings for the quarter ended March 31, 2009.

99.2	Presentation materials of James M. DeCosmo, Chief Executive Officer of Forestar Group Inc., used in Mr. DeCosmo’s conference call on May 6, 2009, discussing the Company’s earnings for the quarter ended March 31, 2009.

2

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.
Date: May 6, 2009	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description	Page

99.1	Press release issued by the Company on May 6, 2009, announcing the Company’s earnings for the quarter ended March 31, 2009	4

99.2
Presentation materials of James M. DeCosmo, Chief Executive Officer of Forestar Group Inc., used in Mr. DeCosmo’s conference call on May 6, 2009, discussing the Company’s earnings for the quarter ended March 31, 2009

4